Related party transactions	12 Months Ended
Dec. 31, 2014
Related party transactions

20. Related party transactions

In 2014, the Group entered into a series of business cooperation with certain entities in which Mr. Robert W. Roche, a major shareholder, a director the executive chairman and CEO of Acorn International, owns significant equity interests. Details of the transactions for the years ended December 31 2014 were as follows:

	For the years ended December 31,
	2012	2013	2014
Software purchase	$—	$—	$1,187,922
Service rendered	$—	$—	$391,800
Goods purchase	$—	$—	$309,473

The Group paid $1.2 million as a setup-fee and trial fee for the dialing software and call center management system. The Group terminated all business relations with this related party in 2014, and did not put the software into continued usage and the paid amount was booked in General and administrative expenses. The Group received advertising production, celebrity endorsement service and purchased fashion accessories such as shoes and handbags for Internet sales.

Furthermore, the Group leased out our vacant premises to CBG and provided administrative and human resources services to CBG. Details of the transactions and balances for the years ended December 31, 2014 were as follows:

	For the years ended December 31,
	2012	2013	2014
Lease income	$—	$—	$97,635
Service income	$—	$—	$48,818

	December 31,
	2013	2014
Other receivable	$21,850	$168,303

On July 4, 2013, the Group provided a related party loan of $21,850 bearing interest at a rate of 7% per annum to CBG. The loan is still outstanding as of December 31, 2014. The other receivable balance is related to lease and service income.